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                                                                   EXHIBIT 10.04


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.



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                    SCHEDULE NUMBER "34-002-98"/(9700050785)

                                      ECPIC


This Schedule Number "34-002-98", effective March 13, 1998 is issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

This Schedule contains the following sections:

         1.   Project Description

         2.   Schedule, Statement of Work and Deliverables

         3.   Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PROJECT DESCRIPTION

1.1 INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of the ECPIC project. The work to be provided by CGI represents a new effort between the parties.

1.2 OVERVIEW

The Electronic Communications Primary Interexchange Carrier ("ECPIC") process will provide external customers the opportunity to submit electronic PICs to U S WEST for faster processing. Changes and modifications will need to be made to current systems within U S WEST to allow ECPIC to be effective. New program interfaces will need to be developed to support ECPIC's ability to perform faster PIC changes between the external customers (Carriers) and U S WEST. This will include development of an interface into U S WEST's Operating Support Systems (OSS) for use by external customers via the OSS Gateway and development of an internal business services platform that interfaces with Regional Subscription Services (RSS) and APRIL.


Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential


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The ECPIC services discussed in this overview summarize the ECPIC project to be managed by U S WEST as supported by Carnegie Group under this Agreement. More specifically, Carnegie Group will provide hourly consulting work as part of the ECPIC project team under U S WEST direction.

1.3 EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

o WORK AUTHORIZATION: It is agreed by the parties that any work provided by CGI under the Letter of Intent effective from March 13, 1997 through April 11, 1998 will be included under this Schedule as billable and in accordance with the terms and conditions hereunder.

o SPECIAL RAMPDOWN PROVISIONS: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resource at the time of termination for a period of two
     (2) weeks or at the expiration of this Schedule whichever comes first.

o    REVIEW OF THE SCHEDULE:

                  The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI resource will meet within the first week after the effective date of this Schedule to review the details of this Schedule.

                  The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI resource be assigned by U S WEST or CGI respectfully to the ECPIC effort after the initial Review, unless as otherwise mutually agreed by the parties.


1.4 ROLES AND RESPONSIBILITIES

The Roles and Responsibilities of the ECPIC PROJECT are separated and defined in this document by individual company and collectively between U S WEST and Carnegie Group. The project team has been assembled such that CGI is playing a role on the team. Each team member within this collective group may be asked to perform any one of the responsibilities listed below. Therefore, the listing of Roles and Responsibilities has been duplicated and listed separately and jointly between U S WEST and Carnegie Group.

1.4.1 CGI ROLES AND RESPONSIBILITIES
The following activities are to be performed by CGI in accordance with U S WEST direction:

   o Complete Architecture Design presentation
   o Design and construct Alarm Attribute File
   o Complete Management Strategy Document
   o Provide test configuration specs to UNIX Support
   o Provide production configuration specs to UNIX Support


Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential

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     o    Deliver Oracle Database Specs to Production DBA
     o    Complete the Management Admin Guide
     o Deliver Alarm Attribute File and Management Admin Guide to Enterprise Services
     o    Complete Application Disaster Recovery Plan
     o    Convey questions and information between all technical teams
     o    Assist project managers with Q-gate requirements
     o    Weekly status reports to IT project manager

1.4.2 U S WEST ROLES AND RESPONSIBILITIES

The following activities are to be provided by U S WEST:

     o   Project Management
     o   Hardware Installation
     o   Network Circuit Installation
     o   Install Backup and Recovery Software
     o   Hardware Disaster Recovery Plan
     o   Document Final Operations Guide
     o   Work with Konark on software development
     o   Work with Konark on developing test cases
     o   Take care of licensing agreements

1.4.3 JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES CGI and U S WEST are jointly responsible for the following activities:

     o   Hold weekly project manager meetings.
     o   Hold bi-weekly ECPIC core team meetings.
     o   Assist Konark with loading their software on the server.
     o Communicate technical questions/problems as they arise and develop feasible solutions and/or alternatives.
     o   Test Manageability Package with Enterprise Services.
     o   Begin Manageability SOAK test.
     o   Complete Manageability Compliance Certificate.
     o   Deployment


1.5 SCOPE

Carnegie Group will work under U S WEST leadership and management. U S WEST's goal is for ECPIC to complete a PIC change order at the network switch within a 2-hour cycle from the time a change order is received.



Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential



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1.6 DELIVERABLES

Actual deliverables will be determined by U S WEST during the early phases of the project. For the purpose of this Schedule No. 34-002-98, such deliverables will be the sole and exclusive property of U S WEST.

1.7 SUMMARY

This Schedule covers efforts to be performed from March 13, 1998 through June 26, 1998.


2. SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1 TASKS AND SCHEDULE

The following summarizes the tasks, schedule and deliverables included in this Schedule.

o Requirements Analysis            March 1998 (End date)
o System Architecture              February 1998 (End date)
o Design                           March 1998 (End date)
o Development                      March 1998 (End date)
o Integration/System Test          April 13, 1998 (Start date)
o Production Deployment            June 12, 1998 (Start date) June 30, 1998
                                   (End date)

2.2 ASSUMPTIONS

The above tasks, schedules and deliverables were developed based on the following assumptions.

         1. The schedule is based on a resource start date of March 13, 1998. Delays in this start date may impact the delivery date of one or more Deliverables.

         2. The work estimates are based on fixed dates provided by U S WEST. CGI will continuously monitor the overall effort's status and notify U S WEST of any issues or risk situations that may impact one or more delivery dates.

         3.   CGI has timely access to U S WEST personnel (i.e. SMEs).

         4. U S WEST to provide a sponsor or project manager to act as the liaison between the U S WEST project team and the CGI project team.

         5. Status reports and meetings to be held between the U S WEST project manager and the CGI project resource to measure progress against the workplan as mutually agreed upon by U S WEST and CGI. Any known issues and risks are also discussed and raised to the next level if not resolved.

         6. U S WEST to provide facilities, computer equipment, software, etc., as requested by CGI.


Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential

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         7.   Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date of one or more Deliverables.

2.3 DELIVERABLES


A copy of the documentation deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.


3. PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Estimated costs with applicable discounts for the project are provided below:




--------------------------------------------------------------------------------
      ITEMIZATION OF COSTS                               AMOUNT

--------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND                     [     ]
MATERIALS)

LESS MINIMUM DISCOUNT AND ANY PROJECT
VOLUME DISCOUNT                                          [     ]

--------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                               [     ]

--------------------------------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-
THROUGH EXPENSES

--------------------------------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                           [     ]

--------------------------------------------------------------------------------


Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential

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Estimated hours are as follows:


--------------------------------------------------------------------------------
            CATEGORY                                ESTIMATED HOURS

--------------------------------------------------------------------------------
Manager(s)

Business Consultant(s)

Engineer(s)                                              [      ]

Technical Writer(s)

--------------------------------------------------------------------------------
TOTAL HOURS                                              [      ]

--------------------------------------------------------------------------------


IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.



CARNEGIE GROUP, INC.                              U S WEST

BY:    /s/ DENNIS YABLONSKY                       BY:    /s/ BARBARA IRWIN
   -----------------------------                     ---------------------------

NAME:  Dennis Yablonsky                           NAME:  Barbara Irwin
     ---------------------------                       -------------------------
       (printed)                                         (printed)

TITLE: President/CEO                              TITLE: Sr. Director
      --------------------------                        ------------------------

DATE:  4-19-98                                    DATE:  09/24/98
     ---------------------------                       -------------------------

                                                  U S WEST BRI

                                                  BY:    /s/ SHERYL SWAYZE
                                                     ---------------------------

                                                  NAME:  Sheryl Swayze
                                                       -------------------------
                                                         (printed)

                                                  TITLE: Commodity Manager
                                                        ------------------------

                                                  DATE:  4/23/98
                                                       -------------------------


Schedule Number 34-002-98      Carnegie Group, Inc. and US WEST       8/10/98
                                 Proprietary and Confidential



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